Exhibit 99.1

NeuLion Announces New Chief Financial Officer

Tim Alavathil to bring over 10 years of progressive NeuLion experience to CFO role

 PLAINVIEW, NY--(Marketwired – February 13, 2017) - NeuLion, Inc. (TSX: NLN), a leading technology product and service provider that specializes in the digital video broadcasting, distribution and monetization of live and on-demand content to Internet-enabled devices, today announced changes in its management.  Tim Alavathil is taking on the role of Chief Financial Officer, effective immediately, replacing Trevor Renfield, who today resigned from the position.  NeuLion would like to thank Mr. Renfield for his leadership and contributions since joining the company following its acquisition of DivX, and wishes him all the best in the future.

“Tim’s extensive tenure and impressive track record at NeuLion, and his deep understanding of our business, make him the perfect fit for the role,” said Roy Reichbach, President and CEO of NeuLion. “We’re confident that we have assembled a management team with the right backgrounds, knowledge and competence to guide NeuLion as we execute on our long-term growth strategy.”

Mr. Alavathil previously held the position of Chief Accounting Officer since June 2016 and prior to that was Senior Vice President, Finance of the Company since November 2014.  Mr. Alavathil also held the position Director, Financial Reporting and Accounting from September 2005 to October 2014.  Mr. Alavathil is a licensed Chartered Public Accountant in Canada and holds a Bachelor of Commerce degree from the University of Toronto.

About NeuLion

NeuLion, Inc. (TSX: NLN) offers solutions that power the highest quality digital experiences for live and on-demand content in up to 4K on any device.  Through its end-to-end technology platform, NeuLion enables digital video management, distribution and monetization for content owners worldwide, including the NFL, NBA, World Surf League, Univision Deportes, Euroleague Basketball and others.  NeuLion powers the entire video ecosystem for content owners and rights holders, consumer electronic companies, and third party video integrators through its MainConcept business.  NeuLion’s robust consumer electronics licensing business enables its customers like Sony, LG, Samsung and others to stream secure, high-quality video seamlessly across their consumer devices. NeuLion is headquartered in Plainview, NY.  For more information about NeuLion, visit www.NeuLion.com.

Forward-Looking Statements

Certain statements herein are forward-looking statements and represent NeuLion’s current intentions in respect of future activities.  Forward-looking statements can be identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend,” statements that an event or result “may,” “will,” “can,” “should,” “could,” or “might” occur or be achieved, and other similar expressions.  These statements, in addressing future events and conditions, involve inherent risks and uncertainties.  Although the forward-looking statements contained in this release are based upon what management believes to be reasonable assumptions, NeuLion cannot assure readers that actual results will be consistent with these forward-looking statements.  These forward-looking statements are made as of the date of this release and NeuLion assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law.  Many factors could cause NeuLion’s actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including:  our ability to derive anticipated benefits from the acquisitions of DivX Corporation and Saffron Digital Media; our ability to realize some or all of the anticipated benefits of our partnerships; general economic and market segment conditions; our customers’ subscriber levels and financial health; our ability to pursue and consummate acquisitions in a timely manner; our continued relationships with our customers; our ability to negotiate favorable terms for contract renewals; competitor activity; product capability and acceptance rates; technology changes; regulatory changes; foreign exchange risk; interest rate risk; and credit risk.  These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements.  A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in the “Risk Factors” section of NeuLion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which is available on www.sec.gov and filed on www.sedar.com.

CONTACT INFORMATION
Press Contact: Chris Wagner | chris.wagner@neulion.com | +1 516 622 8357
Investor Relations Contact: Rob Kelly| rob.kelly@loderockadvisors.com | +1 416 992 4539